23. INVENTORIES	12 Months Ended
Dec. 31, 2017
Inventories Abstract
INVENTORIES

IN MILLIONS OF USD	DEC 31, 2017	DEC 31, 2016

Purchased inventories at cost	192.4	171.7
Inventory allowance	(6.4)	(10.3)
Total	186.0	161.4

CASH FLOWS USED FOR INCREASE / FROM DECREASE IN INVENTORIES

IN MILLIONS OF USD	2017	2016	2015
Balance at January 1	171.7	155.4	114.7
Balance at December 31	192.4	171.7	155.4
Gross change - at cost	(20.7)	(16.3)	(40.7)

Business combinations (note 6)	–	–	25.8
Utilization of allowances (in prior years: other cash flow effects)	(8.9)	0.5	0.3
Currency translation adjustments	2.7	1.6	(2.5)
Cash Flow – (increase) / decrease in inventories	(26.9)	(14.2)	(17.1)

Cost of sales includes inventories written down to net realizable value and inventory differences of USD 8.5 (2016: 8.4) million.